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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



         Date of Report (Date of earliest event reported): July 25, 2000



                               CALPINE CORPORATION

                            (A Delaware Corporation)
                        Commission File Number: 033-73160
                  I.R.S. Employer Identification No. 77-0212977




                           50 WEST SAN FERNANDO STREET
                           SAN JOSE, CALIFORNIA 95113
                            TELEPHONE: (408) 995-5115




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ITEM 5.  OTHER EVENTS

        On July 25, 2000, Calpine Corporation announced three strategic acquisitions that add 205 billion cubic feet equivalent (bcfe) of proven, natural gas reserves to Calpine's natural gas portfolio, which at full production, can now fuel 800 to 900 megawatts of combined-cycle, gas-fired power generation. Calpine acquired these assets for approximately $206 million.

        On August 1, 2000, Calpine Corporation announced that it received requisite consents from, collectively, the holders of its 9-1/4% Senior Notes due 2004 (CUSIP 131347-AA-4), 8-3/4% Senior Notes due 2007 (CUSIP 131347-AF-3),
7-7/8% Senior Notes due 2008 (CUSIP 131347-AJ-5 and U13055-AC-9), 7-5/8% Senior
Notes due 2006 (CUSIP 131347-AL-0), and 7-3/4% Senior Notes due 2009 (CUSIP 13147-AM-8) (the "Notes") to certain proposed amendments to the Indentures governing the Notes as described in the Consent Solicitation Letter dated July 14, 2000, and that supplemental indentures incorporating such amendments have been executed by Calpine and the respective trustees. Also announced by Calpine Corporation is the extension of the expiration date until 5:00 p.m., New York City Time, on August 1, 2000, in respect of the consent solicitation relating to Calpine Corporation's 10-1/2% Senior Notes due 2006 (CUSIP 131347-AD-8).

        On August 2, 2000, Calpine Corporation announced that it received requisite consents from the holders of its 10-1/2% Senior Notes due 2006 (CUSIP 131347-AD-8) (the "Notes") to certain proposed amendments to the Indenture governing the Notes as described in the Consent Solicitation Letter dated July 14, 2000, and that the supplemental indenture incorporating such amendments has been executed by Calpine Corporation and State Street Bank and Trust Company, as successor trustee to Fleet National Bank.

ITEM 7 FINANCIAL STATEMENTS AND EXHIBITS.

(C)     Exhibits.

99.0 Press release dated July 25, 2000, announcing strategic acquisitions of natural gas reserves for approximately $206 million.

99.1 Press release dated August 1, 2000, announcing note holder consents and execution of supplemental indentures.

99.2 Press release dated August 2, 2000, announcing receipt of note holder consents and execution of supplemental indenture.

99.3 $400,000,000 Second Amended and Restated Credit Agreement, dated as of May 23, 2000, among Calpine Corporation, as the Borrower, and Certain Commercial Lending Institutions, as the Lenders, and Bayerische Landesbank, as the Co-Arranger and Syndication Agent for the Lenders, and The Bank of Nova Scotia, as the Lead Arranger and Administrative Agent for the Lenders.

99.4 $1,000,000 Bridge Credit Facility, dated as of June 23, 2000, among Calpine Corporation, as the Borrower, and Certain Commercial Lending Institutions, as the Lenders, and CIBC World Markets Corp., as Co-Arranger and Documentation Agent for the Lenders and The Bank of Nova Scotia, as Lead Arranger and Administrative Agent for the Lenders.


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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                     CALPINE CORPORATION


                                     By:  /s/    Charles B. Clark, Jr.
                                        ----------------------------------------
                                                 Charles B. Clark, Jr.
                                                 Vice President and
                                                 Controller Chief
                                                 Accounting Officer
August 8, 2000



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                                 EXHIBITS INDEX
Exhibit
Number              Description
------              -----------

99.0 Press release dated July 25, 2000, announcing strategic acquisitions of natural gas reserves for approximately $206 million.

99.1 Press release dated August 1, 2000, announcing receipt of note holder consents and execution of supplemental indentures.

99.2 Press release dated August 2, 2000, announcing receipt of note holder consents and execution of supplemental indenture.

99.3 $400,000,000 Second Amended and Restated Credit Agreement, dated as of May 23, 2000, among Calpine Corporation, as the Borrower, and Certain Commercial Lending Institutions, as the Lenders, and Bayerische Landesbank, as the Co-Arranger and Syndication Agent for the Lenders, and The Bank of Nova Scotia, as the Lead Arranger and Administrative Agent for the Lenders.

99.4 $1,000,000,000 Bridge Credit Facility, dated as of June 23, 2000, among Calpine Corporation, as the Borrower, and Certain Commercial Lending Institutions, as the Lenders, and CIBC World Markets Corp., as Co-Arranger and Documentation Agent for the Lenders and The Bank of Nova Scotia, as Lead Arranger and Administrative Agent for the Lenders.